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                                                             January 1, 2001
FUND PROFILE
T. ROWE PRICE
Diversified Small-Cap Growth Fund

 An aggressive fund seeking long-term appreciation through a widely diversified portfolio of small-cap growth stocks.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


 What is the fund's principal investment strategy?

   We will invest at least 80% of the fund's total assets in small-cap growth companies defined as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the Standard & Poor's 500 Stock Index. (A company's market "capitalization" is found by multiplying its shares outstanding by its stock price.) The portfolio will be very broadly diversified, and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on fund performance.

   We use a number of quantitative models designed by T. Rowe Price to identify key characteristics of small-cap growth stocks. Based on these models, stocks are selected in a "top down" manner so that the portfolio as a whole reflects characteristics we consider important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, we draw on T. Rowe Price's extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.
   The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even
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                                                                               2


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FUND PROFILE
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   in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

   Growth stocks can have steep price declines if their earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek capital growth over a long period and are comfortable with the fund's risk profile, it could be appropriate for a portion of your stock investments. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.
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FUND PROFILE
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   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO

           Calendar Year Total Returns
          "98"                     "99"
 ------------------------------------------------
          3.58                    27.69
 ------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/99 27.00%

 Worst quarter                           9/30/98 -22.23%


 Table 1  Average Annual Total Returns
                                        Periods ended 12/31/2000
                                                     Since inception
                                        1 year        (06/30/1997)
 ---------------------------------------------------------------------
  Diversified Small-Cap Growth Fund     -8.29%            7.76%

  Russell 2000 Growth Index            -22.43             5.49
  Lipper Small-Cap Fund Index           -6.59            10.59
 ---------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a 1% redemption fee, payable to the fund, on shares held less than six months. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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FUND PROFILE
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
 Table 2  Fees and Expenses of the Fund
            Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than six months)  1.00%
                          Annual fund operating expenses
                  (expenses that are deducted from fund assets)
 ----------------------------------------------------------------------------------
  Management fee                                                   0.67%/a/
  Other expenses                                                   0.77%
  Total annual fund operating expenses                             1.44%/a/
  Fee waiver/reimbursement                                         0.19%
  Net expenses                                                     1.25%
 ----------------------------------------------------------------------------------


 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1999, T. Rowe Price agreed to extend this expense limitation for a period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000 (for the first agreement), or December 31, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $127        $437         $769          $1,708
 ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Paul W. Wojcik manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/ Analyst at Fidelity Investments.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS F20-035
 T. Rowe Price Investment Services, Inc., Distributor
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